SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

2604 LAWNDALE DRIVE, GREENSBORO, NORTH CAROLINA 27408

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2004, Carolina Bank Holdings, Inc. (the “Registrant”) issued trust preferred securities having an aggregate liquidation amount of $10.0 million through Carolina Capital Trust, a special purpose financing subsidiary organized as a statutory trust under the laws of the State of Delaware. The trust preferred securities were placed via one or more private transactions exempt from registration under the Securities Act of 1933 and state securities laws.

In connection with this issuance of trust preferred securities, the Registrant entered into the following material definitive agreements on December 29, 2004:

(a)	Indenture by and between the Registrant and Wells Fargo Bank, N.A. as Indenture Trustee governing the issuance of up to $10.310 million in aggregate liquidation amount of the Registrant’s 30-year junior subordinated deferrable interest debentures; and

(b)	Amended and Restated Declaration of Trust by and between the Registrant as Sponsor, certain administrative trustees, Wells Fargo Bank, N.A. as Institutional Trustee and Wells Fargo Delaware Trust Company as Delaware Trustee;

(c)	Guarantee Agreement by and between the Registrant as Guarantor and Wells Fargo Bank, N.A. as Guarantee Trustee.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Pursuant to the Indenture entered into on December 29, 2004 by and between the Registrant and Wells Fargo Bank, N.A. as Indenture Trustee, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference, the Registrant issued 30-year junior subordinated deferrable interest debentures having an aggregate liquidation amount of $10.310 million to Carolina Capital Trust. Interest on the debentures is payable quarterly and may be deferred for up to 20 consecutive quarters.

Pursuant to the Guarantee Agreement entered into on December 29, 2004 by and between the Registrant and Wells Fargo Bank, N.A. as Guarantee Trustee, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference, the Registrant has undertaken to guarantee Carolina Capital Trust’s obligations to the eventual holders of trust preferred securities having an aggregate liquidation amount of $10.0 million.

ITEM 8.01	OTHER EVENTS

On December 29, 2004, the Registrant sold trust preferred securities having an aggregate liquidation value of $10,000,000 through Carolina Capital Trust, a special purpose subsidiary of the Registrant organized as a Delaware statutory trust.

On December 31, 2004, the Registrant redeemed trust preferred securities having an aggregate liquidation value of $3,000,000. The trust preferred securities redeemed on December 31, 2004 were originally issued on March 7, 2001 and constituted all of the issued and outstanding preferred securities of CBHI Capital Trust I, a special purpose subsidiary of the Registrant organized as a Delaware statutory trust which was dissolved effective December 31, 2004.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Indenture
10.1	Amended and Restated Declaration of Trust of Carolina Capital Trust
10.2	Guarantee Agreement

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: January 4, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Indenture
10.1	Amended and Restated Declaration of Trust of Carolina Capital Trust
10.2	Guarantee Agreement

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